Convertible Debentures	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Convertible Debentures	CONVERTIBLE DEBENTURES
On July 30, 2021, the Company gave notice to debenture holders of its intention to redeem in full all of the outstanding balance of the then-outstanding 5.75% extendible convertible unsecured subordinated debentures due March 31, 2022 (the “2022 convertible debentures”) effective September 9, 2021, and elected to satisfy the redemption proceeds by the issuance of common shares of the Company. In total, the Company issued 16,449,980 common shares in connection with the conversion or redemption of $172,400 aggregate principal amount of the 2022 convertible debentures during 2021. Cash was also paid in lieu of any fractional shares that would otherwise have been issued on conversion or redemption.

The following table summarizes the conversion and redemption activities during the year.

(in thousands of U.S. dollars)	Number of shares issued	Principal amount
Conversions by holders from January 1, 2021 to September 8, 2021	16,190,525	$169,353
Redemption by the Company on September 9, 2021	259,455	3,047
Total principal amount converted and redeemed into common shares of the Company	16,449,980	$172,400

At the time of the conversions, the common shares issued by the Company were recorded at fair value based on their market price rather than the conversion price. The difference between the fair value of the common shares and the fair value of the convertible debentures settled was recorded as a reduction of the fair value of the embedded derivative associated with the debentures. For the year ended December 31, 2021, common shares valued at $206,798 were issued on conversion or redemption of a corresponding $172,400 principal amount of the 2022 convertible debentures, and accordingly the difference of $34,398 was deducted from the fair value of the embedded derivative.

The host liability component of the outstanding convertible debentures recognized on the consolidated balance sheets was calculated as follows:

(in thousands of U.S. dollars)	December 31, 2021	December 31, 2020

Principal amount outstanding	$—	$172,400
Less: Transaction costs (net of amortization)	—	(2,249)
Liability component on initial recognition	—	170,151
Debentures discount (net of amortization)	—	(4,195)
2022 convertible debentures(1)	$—	$165,956
(1) The fair value of the host liability component of the 2022 convertible debentures was nil as of December 31, 2021 and $178,412 as of December 31, 2020. The difference between the amortized cost and implied fair value is a result of the difference between the effective interest rate and the market interest rate for debt with similar terms.
At the beginning of 2021, the 2022 convertible debentures had an unamortized balance of $4,195 in debentures discount and $2,249 in debentures issuance costs. During the year ended December 31, 2021, the Company recognized debentures discount amortization of $1,899 and debentures issuance costs amortization of $1,048. On July 30, 2021, the date on which the Company gave notice of its intended redemption of the 2022 convertible debentures, the remaining unamortized balance of debentures discount of $2,296 and debentures issuance costs of $1,201, a combined total of $3,497, was recognized as a loss on debt extinguishment on the Company’s consolidated statements of comprehensive income for the year ended December 31, 2021.